PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND, INC.

                      Supplement dated January 10, 2000 to
    Statement of Additional Information dated March 1, 1999, as supplemented
                        July 9, 1999 and August 27, 1999

The disclosure contained in the Statement of Additional Information dated March 1, 1999 is hereby supplemented as described below.

         Under the heading "Portfolio Transactions and Brokerage," insert the following paragraph prior to the first full paragraph at the top of page 9:

                  The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Fund, to buy and sell securities for the Fund, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Fund as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Fund in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Fund that PXP Securities Corp. may receive.

   INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 695B/PSC (01/00)